UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

  Emerging Growth Company ◻
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Changes in Fiscal Year.
On July 31, 2019, the Board of Directors (the “Board”) of TransAct Technologies Incorporated (the “Company”) approved and adopted an amendment and restatement of the Company’s By-Laws (the “Amended and Restated By-Laws”) effective immediately.  The Amended and Restated By-Laws include the following amendments:
•	Section 2.04, concerning the list of stockholders, has been amended to confirm with Section 219 of the General Corporation Law of the State of Delaware (the “DGCL”).
•
Section 2.05, concerning special meetings of stockholders, has been amended to require that stockholders requesting a special meeting of stockholders must also deliver, along with the special meeting request, background information on themselves and the proposals requested to be acted on at any such special meeting, and to clarify the role of the Board in stockholder-requested special meetings, including the Board’s responsibility to fix a record date to determine which stockholders may deliver requests and to fix the date of the special meeting.

•
Section 2.07, concerning quorum at meetings of stockholders, has been amended to provide that both the chairmen of the meeting and the stockholders entitled to vote thereat are empowered to adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented.

•
Section 2.10, concerning the conduct of stockholder meetings, has been added to clarify the authority of the chairman of stockholder meetings to set and enforce rules for the meeting, including those governing the order for conducting business at the meeting and advance notice to the Company regarding meeting attendance, and to adjourn or recess the meeting.

•
Section 2.11, concerning the submission of information by director nominees, has been added to require that all candidates for director election complete questionnaires, agree to comply with certain policies and consent to a background check.

•
The advance notice provision has been moved to new Section 2.12 and now applies to proposals of business brought by stockholders in addition to stockholder nominations of director candidates, but not to Rule 14a-8 proposals.  This provision fixes the submission deadline as no less than 60 days or more than 90 days prior to the one-year anniversary of the date of mailing of the preceding year’s proxy materials, expands the categories of background information required to be provided by a proponent stockholder and director nominees, and applies to director nominations for special meetings.

•
Section 3.01, concerning the election of directors, has been amended to provide that the size of the Board shall be determined by resolution adopted by the Board and no longer requires that the Board consist of no fewer than five directors.

•
Section 3.11, concerning committees of the Board, has been amended to conform with Section 141(c)(2) of the DGCL.  Former Section 3.11 had enumerated a list of powers that could not be delegated to Board committees unless any such delegation was permitted by law.

•
Section 3.14, concerning the removal of directors, has been amended to provide that directors may be removed for cause by a simple majority of the voting power of the stock entitled to vote generally in the election of directors.  Former Section 3.14 had required 80% of the voting power of the stock entitled to vote generally in the election of directors to remove a director for cause.

•
Section 3.15, concerning the Chairman of the Board, has been amended to remove the reference to stockholder meetings, as that is addressed in Section 2.11, and to clarify that, in the absence of the Chairman of the Board, any other director designated by the directors present at the meeting may act as chairman of, and preside at, such meeting.

•
Former Section 5.07 concerned the powers and duties of the President of the Company.  Such powers and duties are now addressed in Section 5.08, which, together with Section 5.07, now distinguish the respective roles of Chief Executive Officer and President and clarify that such positions may be held by two different people.

•
Section 7.06, which was formerly Section 7.07, concerning indemnification, has been amended to conform with the provisions of the Company’s Certificate of Incorporation.  This section has also been amended to limit the right to advancement of expenses (including attorneys’ fees) during the course of a proceeding solely to defense costs and only to current and former directors and officers of the Company, and not to employees or agents of the Company.

•
Section 7.10, concerning forum, has been added to require breach of fiduciary duty claims and certain other corporate governance claims to be brought exclusively in the Delaware Court of Chancery, unless the Company consents to a different forum.

•
Section 8.01, concerning amendments, has been amended to provide that the Amended and Restated By-Laws may be amended by the stockholders upon the vote of a majority of common stock outstanding, or by the Board.  This section had previously provided that the By-Laws may be amended by the stockholders, without specifying the required vote, or by the Board.  As a result, stockholder amendments to the Amended and Restated By-Laws require the affirmative vote of a majority of the outstanding common stock rather than a majority of those shares voting at a meeting at which a quorum is present.

The Amended and Restated By-Laws also include certain technical, conforming, modernizing and clarifying changes.  The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the full-text of the Amended and Restated By-Laws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
(d)            Exhibits
3.1	Amended and Restated By-laws of TransAct Technologies Incorporated, as of July 31, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ David B. Peters
David B. Peters
Vice President & Chief Accounting Officer

Date: August 2, 2019